Schedule of Components Of Deferred Tax Assets (Details) - USD ($)		Mar. 31, 2026	Mar. 31, 2025
Deferred tax assets derived from
Allowance for expected credit losses		$ 67,222	$ 35,743
Net operating losses (“NOLs”)		5,477	9,819
Less: valuation allowance on NOLs of Chongqing Dayuan	[1]		(4,613)
Deferred tax assets, net		$ 72,699	$ 40,949

[1]	As of March 31, 2025, the Company maintained a full valuation allowance against the deferred tax assets (DTAs) of Chongqing Dayuan, as management concluded it was more likely than not that these assets would not be realized in the foreseeable future. However, during the year ended March 31, 2026, Chongqing Dayuan generated pre-tax income of RMB 217,967 ($30,691), which utilized the majority of its net operating loss carryforwards. Consequently, management determined that the remaining DTAs are fully realizable, and the valuation allowance was reversed as of March 31, 2026.